UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

STREAM GLOBAL SERVICES, INC.

(Exact name of registrant as Specified in its Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3285 Northwood Circle, Eagan Minnesota	55121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 288-2979

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

2012 Management Incentive Plan Awards

On March 12, 2013, the Compensation Committee of the Board of Directors of Stream Global Services, Inc. (the “Company”) authorized payment of cash bonuses under the Company’s 2012 Management Incentive Plan (“2012 MIP”) to 2012 MIP participants, including the Company’s executive officers. The Company’s named executive officers were awarded bonuses as follows:

Amount of Award
Kathryn V. Marinello Chairman, President and Chief Executive Officer	$363,540
Michael Henricks Chief Financial Officer	$47,971
Brian Delaney Chief Operating Officer	$115,632

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stream Global Services, Inc.

Dated: March 15, 2013	By:	/s/ Matthew A. Ebert
Matthew A. Ebert
General Counsel